5. INCOME TAXES- annual	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013 Annual Member
INCOME TAXES

5. INCOME TAXES

For income tax purposes the Company has net operating loss carry forwards of $26,158,000 as of December 31, 2013 that may be used to offset future taxable income. In the instance of future corporate acquisitions, the net operating losses may be used to offset the future taxable income of a qualifying subsidiary corporation which meets IRS regulations governing such situations. The losses have accumulated since 1998 and they will start to expire in 2018. IRS regulations also provide that significant changes in ownership (greater that 50%) could result in the expiration of some of the net operating loss carry forwards. As of the date of this report the Company has not made an analysis of the changes in ownership to determine if any of these losses have expired. Due to the continuous losses from operations the Company has assigned a full valuation allowance against its deferred tax assets.

INCOME TAXES

For income tax purposes the Company has net operating loss carry forwards of approximately $20 million as of December 31, 2013 that may be used to offset future taxable income. In the instance of future corporate acquisitions, the net operating losses may be used to offset the future taxable income of a qualifying subsidiary corporation which meets IRS regulations governing such situations. The losses have accumulated since 1998 and they will start to expire in 2018. IRS regulations also provide that significant changes in ownership (greater than 50%) could result in the expiration of some of the net operating loss carry forwards. As of the date of this report the Company has not made an analysis of the changes in ownership to determine of any of these losses have expired.

The components of the net deferred tax asset as of December 31, 2013 are as follows:

Effect of net operating loss carry forward	$10,986,000
Less evaluation allowance	(10,986,000)
Net deferred tax asset	$—

The components of income tax expense (benefit) are as follows:

	Year ended
	December 31	December 31
	2013	2012
Net loss per financial statements which approximates net loss
per income tax returns	$(2,008,101)	$(88,022)
Income tax expense (benefit) applying prevailing
Federal and state income tax rates	(843,400)	(373,000)
Less valuation allowance	843,400	373,000

Net income tax expense	$—	$—

Net income tax benefit is not recognized at this time because there is no reasonable expectation that the benefit will be realized in the future.

The Company has adopted accounting rules that prescribe when to recognize and how to measure the financial statement effects, if any, of income tax positions taken or expected on its income tax returns. These new rules require management to evaluate the likelihood that, upon examination by relevant taxing jurisdictions, those income tax positions would be sustained.

Based on that evaluation, if it were more than fifty percent (50%) probable that a material amount of income tax would be imposed at the entity level upon examination by the relevant taxing authorities, a liability would be recognized in the accompanying balance sheet along with any interest and penalties that would result from that assessment. Should any such penalties and interest be incurred, the Company’s policy would be to recognize them as operating expenses.

Due to continuous losses from operations the Company has assigned a full valuation allowance against its deferred tax assets.